                                       FREE WRITING PROSPECTUS FOR
                                       FIRST FRANKLIN MORTGAGE LOAN TRUST,
(MERRILL LYNCH LOGO)                   SERIES 2005-FF12
--------------------------------------------------------------------------------

                               ABS NEW TRANSACTION


                             FREE WRITING PROSPECTUS

                         $[1,874,757,000] (APPROXIMATE)
                       FIRST FRANKLIN MORTGAGE LOAN TRUST
                    MORTGAGE LOAN ASSET-BACKED CERTIFICATES,
                                SERIES 2005-FF12


                      MERRILL LYNCH MORTGAGE LENDING, INC.
                                     SELLER

                     MERRILL LYNCH MORTGAGE INVESTORS, INC.
                                    DEPOSITOR

                         FIRST FRANKLIN FINANCIAL CORP.
                                   ORIGINATOR

                        NATIONAL CITY HOME LOAN SERVICES
                                    SERVICER

                                      [TBD]
                                 MASTER SERVICER

                                      [TBD]
                                     TRUSTEE


                                DECEMBER 13, 2005

--------------------------------------------------------------------------------
   Recipients should read the information contained in the Important Notices section following the cover page of this Free Writing Prospectus.

                                       FREE WRITING PROSPECTUS FOR
                                       FIRST FRANKLIN MORTGAGE LOAN TRUST,
(MERRILL LYNCH LOGO)                   SERIES 2005-FF12
--------------------------------------------------------------------------------

                                IMPORTANT NOTICES

The depositor has filed a registration statement (including a prospectus) with the SEC (File no. 333-127233) for the offering to which this free writing prospectus relates. Before you invest, you should read the prospectus in that registration statement and other documents the issuer has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus when it is available if you request it by calling the toll-free number at 1-800-248-3580.

This free writing prospectus is not required to contain all information that is required to be included in the base prospectus and the prospectus supplement.

The information in this free writing prospectus is preliminary and is subject to completion or change.

The information in this free writing prospectus, if conveyed prior to the time of your commitment to purchase, supersedes any inconsistent information contained in any prior similar free writing prospectus relating to these securities.

Numerous assumptions were used in preparing the Free Writing Prospectus which may or may not be stated therein. The Free Writing Prospectus should not be construed as either projections or predictions or as legal, tax, financial or accounting advice.

Any yields or weighted average lives shown in the Free Writing Prospectus are based on prepayment assumptions and actual prepayment experience may dramatically affect such yields or weighted average lives. In addition, it is possible that prepayments on the underlying assets will occur at rates slower or faster than the rates assumed in the Free Writing Prospectus. Furthermore, unless otherwise provided, the Free Writing Prospectus assumes no losses on the underlying assets and no interest shortfall. The specific characteristics of the securities may differ from those shown in the Free Writing Prospectus due to differences between the actual underlying assets and the hypothetical assets used in preparing the Free Writing Prospectus.

This communication shall not constitute an offer to sell or the solicitation of any offer to buy nor shall there be any sale of the securities discussed in this Free Writing Prospectus in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state.

Please be advised that asset-backed securities may not be appropriate for all investors. Potential investors must be willing to assume, among other things, market price volatility, prepayments, yield curve and interest rate risk. Investors should fully consider the risk of an investment in these securities.

--------------------------------------------------------------------------------
   Recipients should read the information contained in the Important Notices section following the cover page of this Free Writing Prospectus.

                              SCENARIO                            1                2                3                4
------------------------------------------------------------------------------------------------------------------------------
                                 SPEED           PRICING    100% pricing     100% pricing     100% pricing     100% pricing
                                 RATES                        Forward          Forward         Forward -50      Forward -50
                              TRIGGERS                          Fail             Fail             Fail             Fail
                          CLEANUP CALL                       To Maturity      To Maturity      To Maturity      To Maturity
                   DEFAULT P&I ADVANCE                       0% Advance       0% Advance       0% Advance       0% Advance
                      DEFAULT SEVERITY                           30%              40%              30%              40%
                  DEFAULT RECOVERY LAG            Months      12 months        12 months        12 months        12 months
                       DEFAULT BALANCE                    Current Balance  Current Balance  Current Balance  Current Balance
                       CPR = CDR + CRR  Capped at prepay
                             CPR = CRR      PSA standard      CPR = CRR        CPR = CRR        CPR = CRR        CPR = CRR
------------------------------------------------------------------------------------------------------------------------------
                  INITIAL
       RATINGS     BOND         SUB-
CLASS    M/S       SIZE     ORDINATION
==============================================================================================================================
A      AAA/AAA    77.95        22.05      CDR
                                          CummLosses

M1     AA1/AA+     3.65        18.40      CDR
                                          CummLosses

M2     AA2/AA      3.30        15.10      CDR
                                          CummLosses

M3     AA3/AA-     2.20        12.90      CDR
                                          CummLosses

M4      A1/A+      1.65        11.25      CDR                   19.20            14.47            20.29            15.06
                                          Mod Dur                6.80             7.28             6.84             7.38
                                          Prin Window       Jan13 - Oct35    Aug13 - Oct35    Nov12 - Oct35    Jul13 - Oct35
                                          Prin Writedown         1.24%            0.48%            0.30%            0.04%
                                          CummLosses            11.89%           12.85%           12.36%           13.24%

M5      A2/A       1.65         9.60      CDR                   16.74            12.60            17.53            13.16
                                          Mod Dur                7.04             7.48             7.12             7.60
                                          Prin Window       May13 - Oct35    Dec13 - Oct35    Apr13 - Oct35    Nov13 - Oct35
                                          Prin Writedown         0.39%            0.43%            0.31%            0.14%
                                          CummLosses            10.76%           11.53%           11.13%           11.93%

M6      A3/A-      1.40         8.20      CDR                   14.57            11.06            15.31            11.60
                                          Mod Dur                7.44             7.84             7.54             7.97
                                          Prin Window       Dec13 - Oct35    Jul14 - Oct35    Nov13 - Oct35    Jun14 - Oct35
                                          Prin Writedown         0.30%            0.22%            0.18%            0.02%
                                          CummLosses             9.69%           10.39%           10.06%           10.79%

B1     BAA1/BBB+   1.50         6.70      CDR
                                          CummLosses

B2     BAA2/BBB    1.10         5.60      CDR
                                          CummLosses

B3     BAA3/BBB-   1.00         4.60      CDR
                                          CummLosses

                     --         4.60      CDR
                                          CummLosses

                     --         4.60      CDR
                                          CummLosses

OC                 4.60         4.60                               --               --               --               --
------------------------------------------------------------------------------------------------------------------------------

                              SCENARIO          5                6                7                8
----------------------------------------------------------------------------------------------------------
                                 SPEED    100% pricing     100% pricing     100% pricing     100% pricing
                                 RATES    Forward + 100    Forward + 100    Forward + 200    Forward + 200
                              TRIGGERS        Fail             Fail             Fail             Fail
                          CLEANUP CALL     To Maturity      To Maturity      To Maturity      To Maturity
                   DEFAULT P&I ADVANCE     0% Advance       0% Advance       0% Advance       0% Advance
                      DEFAULT SEVERITY         30%              40%              30%              40%
                  DEFAULT RECOVERY LAG      12 months        12 months        12 months        12 months
                       DEFAULT BALANCE  Current Balance  Current Balance  Current Balance  Current Balance
                       CPR = CDR + CRR
                             CPR = CRR      CPR = CRR        CPR = CRR        CPR = CRR        CPR = CRR
----------------------------------------------------------------------------------------------------------
                  INITIAL
       RATINGS     BOND         SUB-
CLASS    M/S       SIZE     ORDINATION
==========================================================================================================
A      AAA/AAA    77.95        22.05


M1     AA1/AA+     3.65        18.40


M2     AA2/AA      3.30        15.10


M3     AA3/AA-     2.20        12.90


M4      A1/A+      1.65        11.25          17.79            12.22            17.79            12.22
                                               6.69             7.17             6.54             6.85
                                          Mar13 - Oct35    Dec13 - Mar28    Mar13 - Apr25    Dec13 - Oct31
                                               0.10%            0.37%            0.25%            0.55%
                                              11.25%           11.26%           11.25%           11.26%

M5      A2/A       1.65         9.60          14.40            11.03            14.40            10.05
                                               6.99             7.30             6.76             7.06
                                          Sep13 - Oct35    Mar14 - Oct35    Sep13 - Oct35    May14 - Oct35
                                               0.01%            0.78%            0.18%            0.44%
                                               9.60%           10.36%            9.60%            9.61%

M6      A3/A-      1.40         8.20          12.62             9.92            11.79             8.67
                                               7.41             7.59             7.11             7.35
                                          Jul14 - Oct35    Oct14 - Oct35    Jun14 - Oct35    Jan15 - Oct35
                                              10.55%            0.67%            0.52%            1.88%
                                               8.66%            9.50%            8.20%            8.49%

B1     BAA1/BBB+   1.50         6.70


B2     BAA2/BBB    1.10         5.60


B3     BAA3/BBB-   1.00         4.60


                     --         4.60


                     --         4.60


OC                 4.60         4.60             --               --               --               --
----------------------------------------------------------------------------------------------------------